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                                                              EXHIBIT 10(xxiii)


                             GLOBAL PAYMENT SYSTEMS
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                                1996 OPTION PLAN
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1.  PURPOSE.  The purpose of the Global Payment Systems 1996 Option Plan (the
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"Plan") is to advance the interests of Global Payment Systems LLC (the
"Company") and to create value for its members by encouraging and enabling key employees of the Company and other eligible persons to acquire a financial interest in the Company through options to acquire membership interests in the Company granted under the Plan. The Company also believes that the Plan will aid in attracting and retaining outstanding key employees and in stimulating the efforts of such employees to work for the success of the Company.

2.  ADMINISTRATION.
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(a)  Committee.  The Plan shall be administered, construed and interpreted by a
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     compensation committee (the "Committee") consisting of members of the Board of Directors of the Company appointed by the Board of Directors. The Board of Directors may from time to time appoint members of the Committee in substitution for or in addition to members previously appointed and may fill vacancies, however caused, in the Committee. Business shall be transacted by a majority vote of the members of the Committee, and any decision or determination reduced to writing and signed by a majority of the members of the Committee shall be as fully effective as if it had been made by a majority vote at a meeting duly called and held.

(b)  Awards.  The Committee shall from time to time select the persons who shall
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     participate in the Plan and determine the extent of their participation.
     The Committee also shall determine the price to be paid for Units upon the exercise of options granted under the Plan, the period within which each option may be exercised, and the terms and conditions of each individual Option Agreement by and between the Company and the holder of the option. The terms and conditions of each individual Option Agreement shall be consistent with the provisions of the Plan, but the Committee may provide for such additional terms and conditions, not in conflict with the provisions of the Plan, as it deems advisable. The interpretation and construction by the Committee of any provision of or term used in the Plan or any option granted under the Plan and any determination by the Committee pursuant to any provision of the Plan or any such option shall be final and conclusive.

(c)  Liability.  No member of the Committee shall be liable for any action or
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     determination made in good faith, and members of the Committee shall be entitled to indemnification and reimbursement from time to time for expenses incurred in defense of such good faith action or determination.
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3.  ELIGIBILITY.  Options under the Plan may be granted from time to time to key
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employees of, and to independent contractors who perform services for, the
Company who, in the opinion of the Committee, are contributing significantly to the effective management and supervision of the business of the Company. For purposes of the Plan, a person to whom an option is granted under the Plan shall be referred to as a "Grantee." The fact that a Grantee is a member of the Board of Directors of the Company shall not make him ineligible for an option grant unless he is also a member of the Committee in which event he shall not be eligible for an option grant.

4.  UNITS SUBJECT TO THE PLAN.  Subject to adjustment in accordance with the
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provisions of paragraphs 6 and 7 of the Plan, a total of 1,000,00 units of membership interest in the Company ("Units") shall be subject to the Plan.
These Units shall be unissued Units reserve exclusively for awards under the Plan. The adoption of the Plan by the Board of Directors and Members of the Company shall constitute a reservation of 1,000,000 Units for issuance only upon the exercise of options granted under the Plan. In the event that any outstanding option granted under the Plan for any reason expires or is terminated prior to the end of the period during which options may be granted under the Plan, the Units allocable to the unexercised portion of such option may again be subject in whole or in part to subsequent options granted under the Plan.

5.  TERMS AND CONDITIONS OF OPTIONS.  Options granted pursuant to the Plan shall
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be evidenced by Option Agreements in such form as the Committee shall approve from time to time. Such Option Agreements and the options evidenced thereby shall comply with and be subject to the following terms and conditions:

(a)  Number of Units.  Each Option Agreement shall state the total number of
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     Units to which it pertains.

(b)  Option Price.  The option price for each option granted under the Plan
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     shall be the amount determined by the Committee and set forth in the Option
     Agreement. The option price may be less or more than the fair market value (determined as provided in paragraph 5(c) of the Plan) of the Units subject to the option as of the date of grant. The date on which the Committee approves the granting of an option shall be considered the date on which such option is granted.

(c)  Medium and Time of Payment.  The option price shall be payable upon the
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     exercise of an option in cash or by check or, if provided in the Option
     Agreement, in Units already owned by the Grantee. In the event that all or part of the option price is paid in Units, the value of the Units shall be equal to the fair market value of such Units on the date of the exercise of the option (determined as provided below). The Grantee shall deliver to the Company a certificate or certificates representing such Units duly endorsed to the Company or accompanied by a duly-executed separate instrument of transfer satisfactory to the Committee; provided, however, that the Committee, in its discretion, may allow the Grantee to present satisfactory proof of ownership of such Units without delivering the endorsed certificate(s) therefor and in such event shall cause the Company

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     to issue to the Grantee the number of Units equal to (i) the number of
     Units as to which the Grantee is exercising the option less (ii) the number of Units used by the Grantee in payment of the option price upon the exercise of such option. For purposes of the Plan, the "fair market value" of a Unit of the Company shall be determined by the Committee, taking into account those factors affecting or reflecting value as it deems appropriate, and any such determination shall be final.

(d)  Term and Exercise.  Each option granted under the Plan shall be exercisable
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     by the Grantee only during a term and subject to such conditions fixed by the Committee and set forth in the Option Agreement. The Committee shall determine whether the option shall be exercisable in full at any time during the term or in cumulative or non-cumulative installments during the term.

(e)  Method of Exercise.  All options granted under the Plan shall be exercised
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     by written notice directed to the officer of the Company indicated in the
     Option Agreement at the Company's principal place of business. Such written notice shall specify the form of payment as provided by paragraph 5(c) of the Plan and, except as provided in such paragraph, shall be accompanied by payment in full of the option price for the Units for which such option is being exercised. The Company shall make delivery of certificates representing the Units for which an option has been exercised within a reasonable period of time; provided, however, that if any law, regulation or agreement requires the Company to take any action with respect to the Units for which an option has been exercised before the issuance thereof, then the date of delivery of such Units shall be extended for the period necessary to take such action.

(f)  Effect of Certain Events.  Except as otherwise provided in this paragraph
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     (f), upon the death, permanent disability, attainment of normal retirement age, early retirement, voluntary resignation or termination of employment of any Grantee, all options held by the Grantee under the Plan shall immediately terminate. Subject to the limitations below, the Committee shall provide in each Option Agreement that the Grantee (or, as applicable and upon proof satisfactory to the Company, the Grantee's Successor as defined below) may exercise an option during a period specified by the Committee after the Grantee's death, permanent disability, termination without cause, or such other event determined by the Committee and set forth in the applicable Option Agreement ("Event"). In no event shall the option be exercisable after the expiration of the term of the option. In addition, exercise of the option following an Event shall be subject to the following terms and conditions: (1) with respect to any installment of the option that had not become exercisable at the time of such Event, the period of extension shall not, unless otherwise approved by the Committee, operate to permit such installment to become exercisable within such period; (2) with respect to any installment of the option that had become exercisable at the time of such Event, the period of extension shall not operate to permit the exercise of such installment after the expiration of the period within which such installment may be exercised; and (3) the period of extension shall not operate to permit the exercise of an option if the Event occurs prior to the term during which the option would otherwise have been exercisable unless otherwise approved by the Committee.

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     In addition, the Committee shall provide in each Option Agreement that upon termination of employment following attainment of normal retirement age or following such time as the Grantee shall have reached age 55 and have fifteen years of service with the Company that all options shall continue to vest in accordance with the schedule provided in said Option Agreement and shall continue to be exercisable until the end of the term of and in accordance with the terms of the Option Agreement.

(g)  Definitions.  For purposes of the Plan, (i) "normal retirement age" shall
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     be 65, (ii) "permanent disability" shall mean a permanent disability as defined in Section 22(e)(3) (substituting the "Committee" for the "Secretary" as provided therein) of the Internal Revenue Code of 1986, as amended ("Code"), (iii) termination shall be considered "for cause" if it occurs in conjunction with a determination by the Company that Grantee has committed any act constituting (1) fraud, dishonesty, felony or gross malfeasance of duty or (2) conduct with respect to Grantee's office that is grossly inappropriate and demonstrably likely to lead to material injury to the Company, as determined by the Committee acting reasonably and in good faith; provided, however, that in the case of (2) a termination shall not be "for cause" unless prior to the termination the Committee delivers to the Grantee notice setting forth with specificity (A) the conduct involved,
     (B) reasonable action that would remedy such objection, and (C) a reasonable time (not less than thirty (30) days) within which the Grantee may take such remedial action, and the Grantee fails to take such action within such time. Whether military, government or other service or other leave of absence shall constitute a voluntary resignation or a termination without cause shall be determined in each case by the Committee in its discretion, and any determination by the Committee shall be final and conclusive. The "Grantee's Successor" shall refer to the Grantee's personal representatives, heirs or legatees.

(h)  Nonassignability of Option.  Except as expressly provided herein or in an
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     Option Agreement, no option shall be assignable or transferable by the
     Grantee.

(i)  Rights as Member.  Neither the Grantee nor the Grantee's Successor shall
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     have rights as a member or owner of the Company with respect to Units covered by the Grantee's option until the Grantee or the Grantee's Successor becomes the owner of such Units.

(j)  Miscellaneous Provisions.  The Option Agreements authorized under this Plan
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     may contain such other provisions, not inconsistent with the Plan, as the
     Committee shall deem advisable.

6.  ADJUSTMENTS.
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(a)  Recapitalizations, Reclassifications, Splits, Combinations, Etc.  Except as
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     provided in Section 7, in the event that, after the effective date of the
     Plan (i) prior to a Conversion, the number of outstanding Units of the Company are increased, decreased, or changed without a corresponding change in one or more of the members' respective percentage ownership interests in the Company, or (ii) after a Conversion, the outstanding number of Units of

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     the Company are increased or decreased or changed into or exchanged for a different number or kind of Units of the Company by reason of a recapitalization, reclassification, split, combination, stock dividend or similar transaction, appropriate adjustments shall be made by the Committee in the number and kind of Units for which options may be granted under the Plan. In addition, the Committee upon the occurrence of such an event shall make appropriate adjustments in the number and kind of Units as to which outstanding options, or portions thereof then unexercised, shall be exercisable, so that each Grantee's proportionate interest shall be maintained as before the occurrence of such event. Such adjustments shall be made without change in the total price applicable to the unexercised portion of each option and with a corresponding adjustment in the option price per Unit (or share). Any fractional Units resulting from any of the foregoing adjustments under this subparagraph (a) shall be disregarded and eliminated. All adjustments made by the Committee under this subparagraph
     (a) shall be final and conclusive.

(b)  Reorganizations; Business Combinations.  If the Company is a party to a
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     Change in Control all options granted under the Plan that have not yet become vested or exercisable shall become vested and exercisable immediately notwithstanding the provisions of the Option Agreements. Thereafter, the Committee may provide (A) that all options granted under the Plan shall terminate upon the expiration of a period specified by the Committee after the Committee gives written notice to all Grantees of their immediate right to exercise all options then outstanding and of the Committee's decision to terminate all options not exercised within such period; provided, however, that such period may not begin earlier than thirty (30) days after the Committee gives such written notice to all Grantees; or (B) notify all Grantees that all options granted under the Plan shall apply with appropriate adjustments as determined by the Committee to the ownership interests of the resulting entity to which holders of the number of Units subject to the options would have been entitled; or (C) some combination of (A) and (B).

     For purposes hereof, a Change in Control shall be a reorganization or business combination (other than a transaction constituting a Conversion) that is (i) a merger or consolidation involving the Company and in which it is not the surviving entity, (ii) an acquisition of all or substantially all of the assets of the Company, or (iii) an acquisition or change in ownership during any twelve month period constituting fifty percent or more of the ownership interests of the Company.

(c)  Liquidation.  The adoption of a plan of liquidation and dissolution by the
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     Board of Directors and the members of the Company (other than in connection with a Conversion) shall cause every option outstanding under the Plan to terminate to the extent not exercised prior to the adoption of the plan of liquidation and dissolution by the members; provided, however, that the Committee, in its discretion, may declare that all options granted under the Plan shall become exercisable immediately notwithstanding the provisions of the respective Option Agreements regarding exercisability; provided further that in the event of the adoption of such a plan in

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     connection with a reorganization or business combination as described in subparagraph (b), outstanding options shall be governed by and be subject to the provisions of such subparagraph.

(d)  Rights.  If any rights to subscribe for additional Units are given pro rata
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     to holders of outstanding Units, each Grantee under the Plan shall be entitled to the same rights on the same basis as holders of the outstanding Units with respect to such portion of the Grantee's option that may be exercised on or prior to the date of the expiration of such rights.

(e)  Acceleration Event.  If in the opinion of the Board of Directors, based on
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     circumstances known to it, the Board of Directors believes an event is likely to lead to a Change in Control (as defined in the Operating Agreement), whether or not any such Change in Control actually occurs, the Board of Directors may direct the Committee to declare that all options granted under the Plan shall become exercisable immediately notwithstanding the provisions of the respective Option Agreements regarding exercisability.

7.  CONVERSION.  A "Conversion" is the change in the legal status of the Company
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from a limited liability company into a business corporation (the "Converted
Company"), in such form and manner (including, without limitation, by merger, reorganization, liquidation, transfer of ownership interests or assets of the Company, or by any other means permissible under applicable law) and pursuant to such terms as provided in the Operating Agreement. At the time of a Conversion and without any action on the part of the Grantee, the Company shall have the option to (a) make appropriate provision for each option (or portion thereof then unexercised) to be assumed by the Converted Company and converted automatically into a nonqualified option to acquire an amount of stock of the Converted Company representing an equal percentage of the outstanding equity of the Converted Company as the percentage of the outstanding equity of the Company represented by the Units subject to the option represented immediately prior to the Conversion; or (b) terminate said options as of the effective date of the Conversion so long as Grantees have been informed of their immediate right to exercise all options, whether vested or nonvested, and whether or not otherwise exercisable, then outstanding for a period of at least thirty (30) days. In the event that alternative (a) is chosen, such assumption of the options shall be made without a change in the total price applicable to the unexercised portion of each option and with a corresponding adjustment in the option price per share of the Converted Company stock. Any fractional shares resulting from the Conversion shall be disregarded and eliminated. The remaining term of the option (and the period during which the option is exercisable) shall remain unaffected as a result of the Conversion.

8.  EFFECTIVE DATE AND TERMINATION OF PLAN.
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(a)  Effective Date.  The effective date of the Plan shall be the date of its
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     adoption by the Board of Directors of the Company.

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(b)  Termination.  The Plan shall terminate at such time as determined by the
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     Board of Directors.  Termination of the Plan shall not alter or impair any of the rights or obligations under any option already granted under the Plan unless the Grantee shall so consent.

9.  APPLICATION OF FUNDS.  The proceeds received by the Company from the sale of
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Units pursuant to options granted under the Plan will be used for general corporate purposes.

10.  NO OBLIGATION TO EXERCISE OPTION.  The granting of an option shall impose
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no obligation upon the Grantee to exercise such option.

11.  AMENDMENT.  The Board of Directors of the Company may at any time and from
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time to time amend the Plan in such respects as it shall deem advisable;
provided, however, that without the written approval of a Grantee, no such amendment adversely affecting the rights of the Grantee under the Option Agreement or this Plan shall be effective with respect to such Grantee.

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